Exhibit 99.1

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245 • FAX 650.326.5134

Christopher Alliotts (CA Bar No. 161302)
SulmeyerKupetz
A Professional Corporation
1080 Marsh Road, Suite 110
Menlo Park, California 94025
Telephone: (650) 326-2245
Facsimile: (650) 326-5134

Attorneys for the Official Committee of
Unsecured Creditors

Van C. Durrer, II (CA Bar No. 226693)
Kurt Ramlo (CA Bar No. 166856)
Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue, Suite 3400
Los Angeles, CA 90071
Telephone: (213) 687-5000
Facsimile: (213) 621-5600

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO DIVISION

In re	Case No. 05-30145 TEC

FIRST VIRTUAL COMMUNICATIONS, INC.,

Debtor.

In re	Case No. 05-30146 TEC

CUseeME NETWORKS, INC.	Chapter 11 – Jointly Administered Cases

Debtor.	[No Hearing Required]

AMENDED EX PARTE APPLICATION BY DEBTORS AND OFFICIAL COMMITTEE OF UNSECURED CREDITORS FOR ORDER (1) AUTHORIZING AND APPROVING EMPLOYMENT OF GREGORY STERLING AS CHIEF RESTRUCTURING OFFICER UNDER 11 U.S.C. § 328(A); AND (2) DESIGNATING REPONSIBLE INDIVIDUAL

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245 • FAX 650.326.5134

TO THE HONORABLE THOMAS E. CARLSON, UNITED STATES BANKRUPTCY JUDGE; THE OFFICE OF THE UNITED STATES TRUSTEE; ALL PARTIES REQUESTING SPECIAL NOTICE; AND OTHER PARTIES IN INTEREST:

     First Virtual Communications, Inc. and CUseeMe Networks, Inc. (collectively, the “Debtors”), debtors and debtors in possession in the above-captioned cases, and the Official Committee of Unsecured Creditors (the “Committee”) of the Debtors, hereby submit this Amended Ex Parte Application to the Court for an order (1) authorizing and approving the employment of Gregory Sterling as Chief Restructuring Officer of the Debtors pursuant to 11 U.S.C. § 328(a), and (2) designating Mr. Sterling as the responsible individual in place of Jonathan G. Morgan, and in support thereof represents as follows:

     1. On January 20, 2005, the Debtors filed their voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). Pursuant to Sections 1107 and 1108 of the Bankruptcy Code, the Debtors continues to manage and operate their business, properties and assets as debtors in possession.

     2. On January 25, 2005, the Office of the United States Trustee filed its Notice of Appointment of Creditors’ Committee (the “Appointment”) in these cases in which the following creditors were appointed to the Committee: Cornell Research Foundation, Market-Vantage Internet Performance Marketing, LLC, Gung-Ho Company and BroadPR, Inc.

     3. On January 31, 2005, the Court entered an order appointing Jonathan G. Morgan, the Debtors’ Chief Executive Officer, as the individual responsible for the duties of the Debtors.

     4. As of the Petition Date, First Virtual Communications, including its wholly owned subsidiary CuseeMe Networks, Inc., was a world leader in providing easy-to-use, scalable, integrated real-time rich media communications solutions to enterprises, service providers and portals. Among other things, the Debtors’ software products enabled interactive voice, video and data collaboration over IP-based networks. Through

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245 • FAX 650.326.5134

their products, the Debtors provided cost-effective, integrated end-to-end solutions for large-scale deployments to enterprise desktops. They also enabled best of breed video-conferencing solutions to be extended through ISDN and ATM networks.

     5. During the pendency of these cases, the Debtors determined that a sale of their operating assets was in the best interests of the estates and all creditors. The Debtors therefore filed a motion to sell substantially all their assets. Pursuant to an order entered on March 14, 2005, the Court approved the sale of substantially all of the Debtors’ assets to Radvision, Ltd.

     6. Based on the foregoing sale, the Debtors’ remaining valuable asset is the public shell of First Virtual Communications. The Debtors and the Committee are currently exploring potential transactions to produce maximum return to creditors on account of this asset. In order to assist the Debtors and Committee in this effort and to distribute those and all other proceeds to the estates’ parties in interest under a plan of reorganization, the parties have determined that the Debtors’ management should begin transitioning to a team that would oversee the public shell transaction and the plan of reorganization, which team would include a Chief Restructuring Officer (“CRO”).

     7. The Debtors and Committee have determined and agreed that the estates should employ Gregory Sterling as the CRO of the Debtors’ estates. Mr. Sterling will assist the Debtors and the Committee in negotiations with third parties with respect to monetizing the public shell. Mr. Sterling will thereafter assist the estates in proposing a plan of reorganization in order to effectuate such a transaction. Finally, upon confirmation of the plan, Mr. Sterling will serve as the disbursing agent in order to carry out the terms of the plan.

     8. In connection with his role as CRO of the Debtors, Mr. Sterling shall not assume, and shall not be deemed to have assumed, any liabilities, debts or obligations of the Debtors or their bankruptcy estates of any kind or description.

     9. Neither Mr. Sterling nor any of his personnel shall have any liability to the Debtors or their bankruptcy estates for any action taken or for refraining from the

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245 • FAX 650.326.5134

taking of any action, or for errors in judgment, including, but not limited to, any such claims, damages, liabilities and expenses unless and until a final judgment is entered by a court of competent jurisdiction finding that Mr. Sterling and/or any of his personnel have acted with gross negligence in the scope of employment herein.

     10. The Debtors and Committee have agreed that Mr. Sterling should be employed on an hourly basis, in accordance with the rates of Mr. Sterling and his staff, as set forth in Exhibit “A” hereto. In addition to the foregoing, provided that Mr. Sterling is able to facilitate a public shell transaction through a confirmed plan of reorganization, Mr. Sterling shall also receive eighteen and three-fourths percent (18.75%) of all shares distributed to the Debtors’ estates.

     11. The reason for the amendment of the parties’ initial application filed on May 13, 2005 is that the initial application incorrectly stated that Mr. Sterling will receive three-fourths of one percent (0.75%), as opposed to eighteen and three-fourths percent (18.75%), of all shares distributed to the Debtors’ estates from a potential transaction involving the public shell of First Virtual Communications. The confusion arose because eighteen and three-fourths percent (18.75%) of all shares expected to be distributed to the Debtors’ estates represents three-fourths of one percent (0.75%) of all shares that the acquiring entity intends to issue. Thus, the initial application is hereby amended to reflect this corrected compensation term.

     12. The Debtors and Committee have also agreed that Mr. Sterling shall be reimbursed for his expenses incurred in connection with these cases. In accordance with the guidelines of this Court, Mr. Sterling has agreed to not seek reimbursement of expenses for outgoing faxes.

     13. Mr. Sterling frequently serves as a Court-appointed Receiver and Chapter 11 Trustee and Examiner. Mr. Sterling is familiar with the rules of this Court and this District. Attached hereto as Exhibit “B” is a copy of Mr. Sterling’s Curriculum Vitae. Attached hereto collectively as Exhibit “C” are copies of biographies of Mr. Sterling’s staff, who will assist him in carrying out his duties as the CRO of the Debtors.

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245 • FAX 650.326.5134

     14. Mr. Sterling has not been paid any retainer in these cases. The source of funds for payment of Mr. Sterling’s fees and reimbursement of expenses shall be the Debtors’ estates.

     15. The Debtors and Committee believe that the retention and employment of Mr. Sterling is necessary and in the best interests of the estates and all creditors.

     16. To the best of Mr. Sterling’s knowledge, information and belief, Mr. Sterling is disinterested and does not hold or represent an interest adverse to, or in connection with, these cases or the Debtors’ estates.

     17. The Debtors and the Committee have also determined that Mr. Sterling should be appointed as the individual responsible for the duties of the Debtors, in place of Mr. Morgan.

     WHEREFORE, the Debtors and Committee respectfully request that an order be entered (1) authorizing and approving, pursuant to 11 U.S.C. § 328(a) and in accordance with Fed. R. Bankr. P. 2014(a), the estates’ employment of Mr. Sterling on the terms stated herein as of May 10, 2005, and (2) designating Mr. Sterling, effective upon entry of the order, as the individual responsible for the duties of the Debtors, in place of Mr. Morgan.

DATED: May 17, 2005	FIRST VIRTUAL COMMUNICATIONS, INC. AND CuseeME NETWORKS, INC,
	By:	/s/ Van C. Durrer, II
Van C. Durrer, II
Skadden, Arps, Slate, Meagher & Flom LLP Attorneys For Debtors and Debtors in Possession

SulmeyerKupetz, A Professional Corporation
1080 MARSH ROAD, SUITE 110
MENLO PARK, CALIFORNIA 94025
TEL. 650.326.2245 • FAX 650.326.5134

DATED: May 17, 2005	OFFICIAL COMMITTEE OF UNSECURED CREDITORS
	By:	/s/ Christopher Alliotts
Christopher Alliotts
SulmeyerKupetz Attorneys for the Official Committee of Unsecured Creditors

I AGREE TO THE ABOVE:

GREGORY STERLING

/s/ Gregory Sterling

By:	Gregory Sterling

Exhibit A

C.R.O./WORKOUT FEE SCHEDULE

Sterling	$350 per hour

Baron	$275 per hour

Junior Associates	$150 per hour

Administrative Assistants	$75 per hour